                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  JOSEPH F. ALIBRANDI
                                                 -----------------------------
                                                 Joseph F. Alibrandi

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  JOHN E. ZUCCOTTI
                                                 ---------------------------
                                                 John E. Zuccotti

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/   JUDD D. MALKIN
                                                 -------------------------
                                                 Judd D. Malkin

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  ROBERT D. KREBS
                                                 ------------------------
                                                 Robert D. Krebs

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  THOMAS M. STEINBERG
                                                 ----------------------------
                                                 Thomas M. Steinberg

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  DARLA TOTUSEK FLANAGAN
                                                 ----------------------------
                                                 Darla Totusek Flanagan

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  NELSON C. RISING
                                                 -------------------------
                                                 Nelson C. Rising

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  JOSEPH R. SEIGER
                                                 --------------------------
                                                 Joseph R. Seiger

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  JACQUELINE R. SLATER
                                                 ---------------------------
                                                 Jacqueline R. Slater

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  TOM C. STICKEL
                                                 --------------------------
                                                 Tom C. Stickel

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Douglas B. Stimpson and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1994 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.



Dated:  March 22, 1995                           /s/  GARY M. GOODMAN
                                                 -------------------------
                                                 Gary M. Goodman